SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 23, 2003

GUNDLE/SLT ENVIRONMENTAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9307	22-2731074
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19103 Gundle Road

Houston, Texas 77073

(Address of Registrant’s principal executive offices)

(281) 443-8564

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 - Gundle/SLT Environmental, Inc. Press Release dated July 23, 2003.

Item 9.    Regulation FD Disclosure

On July 23, 2003, Gundle/SLT Environmental, Inc. (the “Company”) issued a press release announcing operating results for the quarter ended June 30, 2003. A copy of this press release is being furnished as an exhibit to this report pursuant to Item 12 of Form 8-K, but is being provided under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583.

[Signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED this 23rd day of July, 2003.

GUNDLE/SLT ENVIRONMENTAL, INC.

By:	/s/ Roger J. Klatt
Roger J. Klatt, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Gundle/SLT Environmental, Inc. Press Release dated July 23, 2003.